News release FOR IMMEDIATE RELEASE Avantor® Appoints Corey Walker as President of Laboratory Solutions RADNOR, Pa. – June 21, 2024 – Avantor, Inc. (NYSE: AVTR), a leading global provider of mission-critical products and services to customers in the life sciences and advanced technologies industries, today announced that Corey Walker has rejoined the company as President of Avantor’s Laboratory Solutions business, reporting to CEO Michael Stubblefield. “Corey’s deep knowledge of our end markets and industry, coupled with his familiarity with our organization and customers, makes him the ideal leader for our Laboratory Solutions business,” said Michael Stubblefield, President and Chief Executive Officer. “We are very excited to welcome Corey back to Avantor to advance our business transformation and accelerate our growth strategy.” Mr. Walker has a track record of success and deep expertise in life sciences, advanced technologies and applied materials. Most recently, he was Chief Executive Officer of ILC Dover, a global supplier to the biopharma and medical device end markets. From 2016 to 2020, he was an Executive Vice President at Avantor and led the Americas region as well as the global Biomaterials and Electronic Materials businesses. He holds a bachelor’s in marketing and business management from Brigham Young University, and an MBA from Harvard Business School. Added Corey Walker, President of Laboratory Solutions: “Avantor has established an enviable market position, portfolio and value proposition. I have always had great respect for Michael and the company, and I look forward to partnering with the team to enhance the customer experience, accelerate our transformation and drive growth.” Mr. Walker succeeds Randy Stone, who served as Executive Vice President of Laboratory Solutions. “We appreciate Randy’s contributions to Avantor, including leading a best-in-class Laboratory Solutions segment team and advancing our business transformation, and we wish him continued success,” added Stubblefield. Avantor’s new operating model, including two global operating segments – Laboratory Solutions and Bioscience Production – became effective in January 2024. The company is reaffirming fiscal year 2024 guidance, as last reaffirmed during its first quarter earnings call. About Avantor Avantor® is a leading life science tools company and global provider of mission-critical products and services to the life sciences and advanced technology industries. We work side- by-side with customers at every step of the scientific journey to enable breakthroughs in

page | 2 medicine, healthcare, and technology. Our portfolio is used in virtually every stage of the most important research, development and production activities at more than 300,000 customer locations in 180 countries. For more information, visit avantorsciences.com and find us on LinkedIn, Twitter and Facebook. Forward-Looking and Cautionary Statements This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may be preceded by, followed by or include the words “aim,” “anticipate,” “assumption,” “believe,” “continue,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “intend,” “likely,” “long-term,” “near-term,” “objective,” “opportunity,” “outlook,” “plan,” “potential,” “project,” “projection,” “prospects,” “seek,” “target,” “trend,” “can,” “could,” “may,” “should,” “would,” “will,” the negatives thereof and other words and terms of similar meaning. Forward-looking statements are inherently subject to risks, uncertainties and assumptions; they are not guarantees of performance. You should not place undue reliance on these statements. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, we cannot assure you that the assumptions and expectations will prove to be correct. Factors that could contribute to these risks, uncertainties and assumptions include, but are not limited to, the factors described in “Risk Factors” in our most recent Annual Report on Form 10-K, as such risk factors may be updated from time to time in our periodic filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. In addition, all forward- looking statements speak only as of the date of this press release. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws. Investor Relations Contact Christina Jones Vice President, Investor Relations Avantor 805-617-5297 Christina.Jones@avantorsciences.com Global Media Contact Emily Collins Vice President, External Communications

page | 3 Avantor 332-239-3910 Emily.Collins@avantorsciences.com SOURCE: Avantor and Financial News